SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         January 31, 2006
                         (Date of Report)

                         January 31, 2006
                (Date of Earliest Event Reported)

                   HUTTON HOLDINGS CORPORATION
      (Exact Name of Registrant as Specified in its Charter)


          Nevada                     000-51724             87-1578749
(State or other jurisdiction (Commission File Number) (IRS Employer I.D. No.)
      of incorporation)

       3945 S. Wasatch Blvd. #282, Salt Lake City, UT 84124
             (Address of Principal Executive Offices)

                          (801) 244-2423
                 (Registrant's Telephone Number)

        3851 S. Eagle Point Dr., Salt Lake City, UT 84109
  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 ) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

(a)   Previous independent accountants

      (i) On January 31, 2006, the Company terminated its engagement of Mantyla & McReynolds CPA, as the Company's independent accountants.

      (ii) The audit reports of Mantyla & McReynolds CPA, for the year ended June 30, 2005 contained no adverse opinion, disclaimer of opinion or modification of the opinion.

      (iii) Hutton Holding's Board of Directors participated in and approved the decision to change independent accountants.

      (iv) In connection with its audit for the most recent fiscal year and the interim periods until the date of dismissal there have been no disagreements with Mantyla & McReynolds CPA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Mantyla & McReynolds CPA, would have caused them to make reference thereto in their report on the financial statements.

      (v) During the two most recent fiscal years and the interim period until the date of dismissal there have been no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

      (vi) Hutton Holdings has requested that Mantyla & McReynolds CPA, furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this form 8-K.

(b)  New Independent Accountants

     On January 31, 2006, the board of directors voted to engage Robison Hill & Co., to audit its financial statements for the year ending June 30, 2006. Hutton Holdings has not consulted Robison Hill & Co. during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on Hutton Holdings' financial statements, and written reports and no oral advice was provided to Hutton Holdings by Robison Hill concluding there was an important factor to be considered by Hutton Holdings in reaching a decision as to an accounting, auditing or financial issue. In the past two years Hutton Holdings has not consulted Robison Hill & Co. on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits


(c)  Exhibits.

     16.0 Letter regarding Change in Certifying Accountant from Mantyla & McReynolds CPA.



                            SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              HUTTON HOLDINGS CORPORATION

                                      /S/ Douglas Goff
DATE:  January 31, 2006          By: __________________________________

                                     Douglas Goff, President and Chief
                                     Executive Officer



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